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Exhibit 99.1

LETTER OF TRANSMITTAL

FLEETWOOD ENTERPRISES, INC.

Offer to Exchange
Up to $103,000,000 Senior Secured Notes due 2011
And
Up to 14,000,000 Shares of Common Stock
For Any and All Outstanding
5% Convertible Senior Subordinated Debentures due 2023
(CUSIP Nos. 339099AC7 and 339099AD5)

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 5, 2008, UNLESS EXTENDED OR EARLIER TERMINATED BY US (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The exchange agent is:

The Bank of New York Mellon Trust Company, N.A.

By Mail or Hand at:	By Facsimile Transmission (for Eligible Institutions Only):
Bank of New York Mellon Corporation Corporate Trust Operations 101 Barclay Street—Floor 7 East New York, NY 10286 Attn: Mrs. Evangeline R. Gonzales Reorganization Unit	Attn: Evangeline R. Gonzales Facsimile: (212) 815-1915 (confirm by telephone: (212) 815-3738)

or

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

        BEFORE COMPLETING THIS LETTER OF TRANSMITTAL, YOU SHOULD READ THE LETTER OF TRANSMITTAL AND THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

        By execution of this Letter of Transmittal, the undersigned acknowledges that he, she or it has received the accompanying prospectus (as may be amended or supplemented from time to time, the "Prospectus"), of Fleetwood Enterprises, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal, which together constitute the offer (the "Exchange Offer") of the Company to exchange up to $103,000,000 aggregate principal amount of our new Senior Secured Notes due 2011 (the "New Notes") and up to 14,000,000 shares of our common stock, having an aggregate value of up to $10,500,000 (the "Shares"), for any and all of our currently outstanding 5% Convertible Senior Subordinated Debentures due 2023 ("Old Debentures") validly tendered and accepted in accordance with the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal. Recipients of the Prospectus should carefully read the Prospectus. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

        This Letter of Transmittal is to be completed by a holder of Old Debentures if either (i) certificates are to be forwarded herewith or (ii) a tender of Old Debentures is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depositary Trust Company pursuant to the procedures set forth in the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal pursuant to the procedures for tendering Old Debentures set forth in the Prospectus under the caption "The Exchange Offer—Procedures for Tendering Old Debentures." Holders whose Old Debentures are not immediately available or who cannot deliver their Old Debentures and all other required documents to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their Old Debentures pursuant to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer—Guaranteed Delivery Procedures." See Instruction 2.

        PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY BOX BELOW.

        The undersigned hereby tenders for exchange the Old Debentures described in the box below entitled "Description of Old Debentures Tendered" pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal.

DESCRIPTION OF OLD DEBENTURES TENDERED

(1) Name and Address of Registered Holder (Please fill in, if blank)	(2) Old Debentures' Certificate Numbers(A)	(3) Aggregate Principal Amount Represented by Old Debentures(A)	(4) Principal Amount Tendered for Exchange(B)

$

(A)	Need not be completed if Old Debentures are being delivered by book-entry transfer.
(B)

You may tender some or all of your Old Debentures in the Exchange Offer. However, you must tender your Old Debentures in a minimum of $1,000 in principal amount and integral multiples of $1,000 in excess of $1,000. If this column is left blank, it will be assumed that the holder is tendering all of such holder's Old Debentures.

☐	CHECK HERE IF TENDERED OLD DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:
Name of Tendering Institution:
DTC Account Number: Transaction Code Number:
☐
CHECK HERE IF TENDERED OLD DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):
Name of Registered Holder:
Window Ticket Number (if any):
Date of Execution of Notice of Guaranteed Delivery:
Name of Institution that Guaranteed Delivery:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the Old Debentures indicated above. Subject to, and effective upon, acceptance for exchange of the Old Debentures tendered herewith, the undersigned hereby sells, assigns and transfers to the Company all right, title and interest in and to all such Old Debentures tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as agent of the Company) with respect to such Old Debentures, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:

  •
  deliver certificates representing such Old Debentures, or transfer ownership of such Old Debentures on the account books maintained by DTC, together, in each such case, with all accompanying evidences of transfer and authenticity to the Company;

  •
  present and deliver such Old Debentures for transfer on the books of the Company; and

  •
  receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Old Debentures, all in accordance with the terms of the Exchange Offer.

        The undersigned hereby covenants, represents and agrees that:

          1.     the undersigned is the beneficial owner of, or a duly authorized representative of one or more beneficial owners of, the Old Debentures tendered hereby;

          2.     the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Old Debentures tendered hereby, and to acquire New Notes and Shares issuable upon the exchange of such tendered Old Debentures;

          3.     when the Old Debentures are accepted for exchange, the Company will acquire good marketable and unencumbered title to the tendered Old Debentures, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the Old Debentures, and not subject to any adverse claim or right when the same are accepted by the Company;

          4.     tenders of Old Debentures pursuant to any of the procedures described in the accompanying instructions will constitute the undersigned's acceptance of the terms and conditions of the Exchange Offer; and

          5.     he, she, or it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Debentures or transfer ownership of such Old Debentures on the account books maintained by DTC.

        The Exchange Offer is subject to certain conditions, including, among others, the Minimum Tender Condition, some of which may be waived or modified by the Company, in whole or in part, at any time and from time to time, as described in the Prospectus under the caption "The Exchange Offer—Conditions to Completion of the Exchange Offer." The undersigned recognizes that as a result of such conditions the Company may not be required to accept for exchange, or to issue New Notes and Shares in exchange for, any of the Old Debentures validly tendered hereby. All tendering holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance or rejection of their Old Debentures for exchange.

        The undersigned understands that tenders of Old Debentures pursuant to any one of the procedures described in the Prospectus and in the instructions attached hereto will, upon the Company's acceptance for exchange of such tendered Old Debentures, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Debentures.

        All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and personal and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

        Old Debentures properly tendered may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date, unless otherwise restricted pursuant to a Tender Agreement, in accordance with the terms of the Prospectus and this Letter of Transmittal.

        The Company is not aware of any jurisdiction in which the making of the Exchange Offer or the tender of Old Debentures in connection therewith would not be in compliance with the laws of such jurisdiction. If the making of the Exchange Offer would not be in compliance with the laws of any jurisdiction, the Exchange Offer will not be made to the registered holders residing in such jurisdiction.

        Certificates for all New Notes and Shares delivered in exchange for tendered Old Debentures and any Old Debentures delivered herewith but not exchanged, and registered in the name of the undersigned, shall be delivered to the undersigned aat the address shown below the signature of the undersigned.

        The undersigned, by completing the box entitled "Description of Old Debentures Tendered" above and signing this letter, will be deemed to have tendered the Outstanding Notes as set forth in such box.

SPECIAL ISSUANCE INSTRUCTIONS
(SEE INSTRUCTIONS 1, 5 AND 8)

        To be completed ONLY if (i) New Notes and Shares issued for Old Debentures, or certificates for any amount of Old Debentures not tendered or not accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) Old Debentures tendered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issued to:

Name:
                                         (Please Print)

Address:

                                          (Including Zip Code)

                                (Area Code and Telephone Number)

                    (Taxpayer Identification Number or Social Security Number)

Credit Old Debentures not accepted for exchange and delivered by book-entry transfer to the DTC account set forth below:

                                (DTC Account Number)

SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 1, 5 AND 8)

        To be completed ONLY if the New Notes and Shares issued for Old Debentures, or certificates for any amount of Old Debentures not tendered or not accepted for exchange, are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail to:

Name:
                                         (Please Print)

Address:

                                          (Including Zip Code)

                                (Area Code and Telephone Number)

                    (Taxpayer Identification Number or Social Security Number)

SIGN HERE TO TENDER YOUR OLD DEBENTURES IN THE EXCHANGE OFFER

                                         Signature of holder of Old Debentures

Dated:                                      , 2008

        Must be signed by the registered holder of Old Debentures exactly as the name appears on certificate(s) representing the Old Debentures or in whose name Old Debentures are registered on the books of DTC or one of its participants, or by any persons(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.

Name:

Capacity (Full Title):
                                             (Please type or print)

Address:
                                             (Include Zip Code)

Area Code and Telephone Number:

Taxpayer Identification No.:

GUARANTEE OF SIGNATURE
(If required—see Instructions 1 and 6)

Authorized Signature:

Name:
                                             (Please type or print)

Title:

Name of Firm:

Address:
                                             (Include Zip Code)

Area Code and Telephone Number:

Dated:                                      , 2008

IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9
ACCOMPANYING THIS LETTER OF TRANSMITTAL

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

        1.    Guarantee of Signature.    Any signature on this Letter of Transmittal need not be guaranteed if the Old Debentures tendered hereby are tendered:

  •
  by the registered holder of Old Debentures thereof, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or

  •
  for the account of an Eligible Institution. The term "Eligible Institution" means an eligible guarantor institution which is a member of a firm of a registered national securities exchange or of the Financial Industry Regulatory Authority (FINRA), a commercial bank or trust company having an office or correspondent in the United States or another eligible institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

        In all other cases, any signature on this Letter of Transmittal must be guaranteed by an Eligible Institution.

        2.    Delivery of this Letter of Transmittal and Old Debentures or Agent's Message and Book Entry Confirmations; Guaranteed Delivery Procedures.    A holder of Old Debentures may tender all or any portion of such holder's Old Debentures by (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Old Debentures being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date, or (ii) complying with the procedures for book-entry transfer described below, or (iii) complying with the guaranteed delivery procedures set forth below.

        Holders of Old Debentures may tender Outstanding Notes by book-entry transfer by crediting the Old Debentures to the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program (ATOP) and by complying with applicable ATOP procedures with respect to the Exchange Offer. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agents account at DTC. DTC will then send an Agent's Message to the Exchange Agent for its acceptance in which the holder of the Old Debentures acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, the DTC participant confirms on behalf of itself and the beneficial owners of such Old Debentures all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

        Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

        The method of delivery to the Exchange Agent of this Letter of Transmittal, Old Debentures and all other required documents is at the election and risk of the holder thereof. If such delivery is by mail, it is suggested that holders use properly insured registered mail, return receipt requested, and that the mailing be sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent on or prior to such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Exchange Agent. THIS LETTER OF TRANSMITTAL AND OLD DEBENTURES TENDERED FOR EXCHANGE SHOULD BE SENT ONLY TO THE EXCHANGE AGENT, NOT TO THE COMPANY OR DTC.

        Holders whose Old Debentures are not immediately available or who cannot deliver their Old Debentures and all other required documents to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their Old Debentures pursuant to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer—Guaranteed Delivery Procedures." Pursuant to the guaranteed delivery procedures: (i) such tender must be made by or through an Eligible Institution (as defined above); (ii) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must have received from such Eligible Institution a properly completed and duly executed letter of transmittal, or a facsimile of such letter of transmittal or an electronic confirmation pursuant to DTC's ATOP system and notice of guaranteed delivery, substantially in the form provided by us, by facsimile transmission, mail or hand delivery, that: sets forth the name and address of the holder of the tendering holder; states that the tender is being made pursuant to the guaranteed delivery; and guarantees that within three New York Stock Exchange trading days after the Expiration Date a book-entry confirmation and any other documents required by the letter of transmittal will be deposited by the eligible institution with the Exchange Agent; and (iii) book-entry confirmation and all other documents, if any, required by the letter of transmittal must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus.

        3.    Inadequate Space.    If the space provided in the box entitled "Description of Old Debentures Tendered" above is not adequate, the certificate numbers and principal amounts of Old Debentures tendered should be listed on a separate signed schedule affixed hereto.

        4.    Withdrawal of Tenders.    Except as otherwise restricted pursuant to a Tender Agreement, a tender of Old Debentures may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date, which is December 5, 2008, unless extended or earlier terminated by us, by delivery of a written or facsimile notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal must:

  •
  be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date;

  •
  specify the name of the person who tendered the Old Debentures to be withdrawn;

  •
  contain a statement that you are withdrawing your election to have your Old Debentures exchanged;

  •
  identify the Old Debentures to be withdrawn (including the certificate number or numbers, if applicable, and principal amount of such Old Debentures);

  •
  specify the principal amount of Old Debentures to be withdrawn;

  •
  be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Old Debentures were tendered, including any required signature guarantees; and

  •
  where certificates for Old Debentures were transmitted, specify the name in which such Old Debentures are registered, if different from that of the withdrawing holder, and the serial numbers of the particular certificates to be withdrawn;

  •
  if Old Debentures have been tendered pursuant to the procedures for book-entry transfer, specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Old Debentures and otherwise comply with the procedures of DTC;

  •
  if you have tendered your Old Debentures in accordance with the procedure for book-entry transfer described above, specify the name and number of the account at DTC to be credited with the withdrawn Old Debentures and otherwise comply with the procedures of such facility.

        The Exchange Agent will return the properly withdrawn Old Debentures promptly following receipt of the notice of withdrawal. All questions as to the validity of notices of withdrawal, including time of receipt, will be determined by the Company in its reasonable discretion and such determination will be final and binding on all parties.

        Any Old Debentures so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Debentures that have been tendered for exchange but that are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Debentures tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-entry transfer procedures described above, such Old Debentures will be credited to an account with DTC specified by the holder) promptly after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Debentures may be retendered by following one of the procedures described under the caption "The Exchange Offer—Procedures for Tendering Old Debentures" in the Prospectus at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

        5.    Partial Tenders.    Tenders of Old Debentures will be accepted only in minimum denominations of $1,000 principal amount and integral multiples of $1,000. If a tender for exchange is to be made with respect to less than the entire principal amount of any Old Debentures, fill in the principal amount of Old Debentures that are tendered for exchange in column (4) of the box entitled "Description of Old Debentures Tendered," as more fully described in the footnotes thereto. A blank in column (4) of the box will indicate that the holder is tendering all of such holder's Old Debentures. In the case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Old Debentures will be sent to the holders of Old Debentures unless otherwise indicated in the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions" above, as soon as practicable after the expiration or termination of the Exchange Offer.

        6.    Signatures on this Letter of Transmittal; Bond Powers and Endorsements.

  •
  If this Letter of Transmittal is signed by the registered holder of the Old Debentures tendered for exchange hereby, the signature must correspond exactly with the name as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

  •
  If any of the Old Debentures tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Old Debentures are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are names in which certificates are held.

  •
  If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of its authority to so act must be submitted, unless waived by the Company.

  •
  If this Letter of Transmittal is signed by the registered holder of the Old Debentures listed and transmitted hereby, no endorsements of certificates or separate bond powers are required, unless certificates for Old Debentures not tendered or not accepted for exchange are to be issued or returned in the name of a person other than the holder thereof. In such event, signatures on this Letter of Transmittal or such certificates must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

  •
  If this Letter of Transmittal is signed by a person other than the registered holder of the Old Debentures, the certificates representing such Old Debentures must be properly endorsed for transfer by the registered holder or be accompanied by a properly completed bond power from the registered holder, in either case signed by such registered holder exactly as the name of the registered holder of the Old Debentures appears on the certificates. Signatures on the endorsement or bond power must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

  •
  If the Old Debentures or the New Notes and Shares issued in exchange for the Old Debentures are to be issued in the name of a person other than the registered holder, this Letter of Transmittal must be accompanied by bond powers or other documents of transfer sufficient to permit the trustee under the Indenture to register the transfer of such Old Debentures into the name of such person.

        7.    Transfer Taxes.    Except as set forth in this Instruction 7, the Company will pay or cause to be paid any transfer taxes applicable to the exchange of Old Debentures pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the exchange of Old Debentures pursuant to the Exchange Offer, then the amount of any transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of the payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

        8.    Special Issuance and Delivery Instructions.    If the New Notes and Shares are to be issued or if any amount of Old Debentures not tendered or not accepted for exchange are to be issued or sent to a person other than the person signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Old Debentures tendering Old Debentures by book-entry transfer may request that Old Debentures not accepted for exchange be credited to such other account maintained at DTC as such holder may designate. In such event, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

        9.    Irregularities.    All questions as to the forms of all documents and the validity of (including time of receipt) and acceptance of the tenders and withdrawals of Old Debentures will be determined by the Company, in its reasonable discretion, which determination shall be final and binding. Alternative, conditional or contingent tenders will not be considered valid. The Company reserves the absolute right to reject any and all invalid tenders of any particular Old Debentures or to not accept any particular Old Debentures, which acceptance might, in our reasonable judgment or our counsel's judgment that are not in proper form or the acceptance of which would, in the Company's reasonable judgment, be unlawful. The Company also reserves the right to waive any defects or irregularities as to the tender of any particular Old Debentures. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Old Debentures must be cured within such reasonable time as the Company determines, unless waived by the Company. Tenders of Old Debentures shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. Neither the Company nor the Exchange Agent, nor any other person will be under any duty to give notice of any defects or irregularities in tenders of Old Debentures, or will incur any liability to registered holders or beneficial owners of Old Debentures for failure to give such notice.

        10.    Waiver of Conditions.    To the extent permitted by applicable law, the Company reserves the right, in our reasonable discretion, to waive any and all conditions to the Exchange Offer as described under "The Exchange Offer—Conditions to Completion of the Exchange Offer" in the Prospectus, and accept for exchange any Old Debentures tendered. To the extent that the Company waives any condition to the Exchange Offer, it will waive such condition as to all Old Debentures.

        11.    Tax Identification Number and Backup Withholding.    U.S. federal income tax law generally requires that a holder of Old Debentures whose tendered Old Debentures are accepted for exchange, or such holder's assignee (in either case, the "Payee"), provide the Exchange Agent (the "Payor") with such Payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a Payee who is an individual, is such Payee's social security number. If the Payor is not provided with the correct TIN or an adequate basis for an exemption, such Payee may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding at the applicable withholding rate (which is currently 28%) on all reportable payments (such as interest) that are made to the Payee with respect to the New Notes and Shares. If withholding results in an overpayment of taxes, a refund may be obtained.

        To prevent backup withholding, each Payee must provide the Exchange Agent such Payee's correct TIN by completing the "Substitute Form W-9" accompanying this Letter of Transmittal, certifying that the TIN provided is correct (or that such Payee is awaiting a TIN) and that:

  •
  the Payee is exempt from backup withholding;

  •
  the Payee has not been notified by the Internal Revenue Service that such Payee is subject to backup withholding as a result of a failure to report all interest or dividends; or

  •
  the Internal Revenue Service has notified the Payee that such Payee is no longer subject to backup withholding.

        If the Payee does not have a TIN, such Payee should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for instructions on applying for a TIN. A Payee who has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future should check the "Awaiting TIN" box in Part 3 of the Substitute Form W-9, and should sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth therein. If such a Payee does not provide his, her or its TIN to the Exchange Agent within 60 days, backup withholding on all reportable payments will begin and continue until such Payee furnishes such Payee's TIN to the Exchange Agent.

        If the Old Debentures are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

        Exempt Payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee must enter its correct TIN in Part 1 of the Substitute Form W-9, check the "Exempt" box in Part 4 of such form and sign and date the form. See the W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt from these backup withholding and information reporting requirements, such person must complete and submit an appropriate Form W-8, signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Exchange Agent.

        To ensure compliance with Internal Revenue Service Circular 230, you are hereby notified that any discussion of tax matters set forth in this Letter of Transmittal was written in connection with the promotion or marketing of the transactions or matters addressed herein and was not intended or written to be used, and cannot be used by any holder, for the purpose of avoiding tax-related penalties under federal, state or local tax law. Each holder should seek advice based on its particular circumstances from an independent tax advisor.

        12.    Mutilated, Lost, Stolen or Destroyed Old Debentures.    Any holder of Old Debentures whose Old Debentures have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal for further instructions.

        13.    Requests for Assistance or Additional Copies.    All inquiries you may have with respect to the procedures for the Exchange Offer and all requests for additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery, or the W-9 Guidelines should be directed to MacKenzie Partners, Inc., the Information Agent for the Exchange Offer at its address set forth below.

105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)
or
Call Toll-Free (800) 322-2885

Email: proxy@mackenziepartners.com

        14.    Incorporation of this Letter of Transmittal.    This Letter of Transmittal shall be deemed to be incorporated in, and acknowledged and accepted by, a tender through DTC's ATOP procedures by any participant on behalf of itself and the beneficial owners of any Old Debentures so tendered by such participant.

        IMPORTANT—This Letter of Transmittal or a facsimile or copy thereof (together with certificates for tendered Old Debentures) or conformation of book-entry transfer and all other required documents and any required signature guarantee must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

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  Exhibit 99.1